                                                                   Exhibit 10.23

                                   NET LEASE

         THIS LEASE is made as of the 16th day of March, 1995, by and between FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P., a Delaware Limited Partnership ("Landlord"), whose address is 150 North Wacker, Suite 150, Chicago, IL 60606, and DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation ("Tenant"), whose address is 1708 Northwood, Troy, Michigan 48084.

                                   SECTION 1

                                 THE PREMISES

         1.01 Landlord hereby leases to Tenant the real property located in the City of Rochester Hills, County of Oakland, and State of Michigan, more particularly described in Exhibit "A" attached to, and made an integral part of, this Lease (the "Land"), together with the building and other improvements on the Land depicted on Exhibit "A-1", including without limitation those described in Section 2 (the "Improvements") (the Land and the Improvements collectively will constitute and be referred to in this Lease as the "Premises").

                                   SECTION 2

                         CONSTRUCTION OF IMPROVEMENTS

         2.01 Landlord agrees to commence certain improvements to the building on the Land, beginning on May 1, 1995 or when S.I. Handling Systems vacates the Premises (defined in Section 3.01), substantially in accordance with Exhibit "B" attached to and made an integral part of this Lease (the "Plans"). No minor change from the Plans which may become necessary during the preparation of the Premises for Tenant will invalidate, change or affect this Lease.

         2.02 The preparation of the Premises under Section 2.01 will begin on or before May 1, 1995. If in good faith Landlord is delayed in such preparation by any delay caused by Tenant, labor dispute, strike, lockout, fire, unavailability of material, weather or other casualty, beyond its reasonable control, then the period of delay necessarily caused by such occurrence will not effect the Commencement Date of this Lease.

                                   SECTION 3

                                   THE TERM

         3.01 The Term will commence (the "Commencement Date") on June 15, 1995. This Lease is subject to a fully executed "Lease Termination Agreement" between S.I. Handling Systems (the building's current Tenant) and First Industrial Financing Partnership, L.P. In the event of a holdover by S.I. Handling Systems, Inc., the Tenant's rent for the holdover period shall abate. The initial Term will be ten (10) years, from and after the Commencement Date. If the Commencement Date is other than the first day of a calendar month, the Term will be extended to terminate at the end of the calendar month in which it would otherwise terminate under the preceding sentence.

         3.02 The date shown in Section 2.02 represents Landlord's estimate of the date the Premises will be ready to commence construction. Landlord agrees to use its best efforts to complete all work, and to tender possession to Tenant with all due diligence. If Landlord for any reason is delayed in accordance with
Section 2.02, Tenant may not terminate this Lease, and Landlord will have no liability for damages.

         3.03 The Premises will be conclusively deemed "ready for occupancy" under Section 3.01 in accordance with Section 2.02.

Landlord will require its workmen to cooperate with Tenant's installers of equipment, trade fixtures, furnishings and decorations attached to the Improvements to the maximum extent possible, provided that it does not delay or interfere with Landlord's preparation of the Premises. On the Commencement Date Tenant will have accepted the Premises and acknowledged that they are in the condition called for in this Lease.

         3.04 If Landlord permits Tenant to enter into possession of the Premises, prior to the Commencement Date, Tenant agrees that such occupancy will be deemed to be under all the provisions of this Lease.

         3.05 Upon request by Landlord, Tenant will execute a written instrument confirming the Commencement Date and the expiration date of the Term.

                                   SECTION 4

                                 THE BASE RENT

         4.01 Tenant agrees to pay to Landlord, as minimum net rental for the original Term of this Lease, the total amount of Three Million Four Hundred Twenty-Nine Thousand Two Hundred Ninety-Six and 58/100 Dollars ($3,429,296.58), in monthly installments of Months 1-20 @ $28,087.06; Months 21-36 @ $26,749.58; Months 37-72 @ $28,087.06; Months 73-108 @ $29,424.54; Months 109-120 @
$30,762.04 Dollars ($          ).

         4.02 In the event the Commencement Date is other than the first day of a calendar month, the rental for the partial first calendar month of the Term will be prorated accordingly.

         4.03 Landlord and Tenant acknowledge and agree that this is a net lease, and that it must yield, net, to Landlord during the original Term, not less than the minimum net rent shown in Section 4.01. All costs, expenses and charges of every nature relating to the Premises which may be attributable to, or become due during, the Term will be paid by Tenant, and Tenant will indemnify and hold harmless Landlord from and against such costs, expenses and charges. Notwithstanding the foregoing, Landlord agrees to pay all commissions and other amounts owing to The Manhattan Company or other brokers or agents in the connection with this lease.

                                   SECTION 5

                           LATE CHARGES AND INTEREST

         5.01 Any rent or other sums, if any, payable by Tenant to Landlord under this Lease which are not paid within five (5) days after they are due, and any rent or other sums received and accepted by Landlord more than five (5) days after they are due, will be subject to a late charge of five (5%) percent of the amount due. Such late charges will be due and payable as additional rent on or before the next Rent Day.


         5.02 Any rent, late charges or other sums payable by Tenant to Landlord under this Lease not paid within thirty (30) days after the same are due will bear interest at a per annum rate equal to the greater of eleven (11%) percent or four percentage points above the effective prime interest rate per annum charged by Comerica Bank to its best commercial customers on the date when the rent, late charges or other sums became due, but not in excess of the maximum interest rate permitted by law. Such interest will be due and payable as additional rent on or before the next Rent Day, and will accrue from the date that such rent, late charges or other sums are payable under the provisions of this Lease until actually paid by Tenant.

         5.03 Any default in the payment of rent, late charges or other sums will not be considered cured unless and until the late charges and interest due hereunder are paid by Tenant to Landlord. If Tenant defaults in paying such late charges and/or interest, Landlord will have the same remedies as on default in the payment of rent. The obligation hereunder to pay late charges and interest will exist in addition to, and not in the place of, the other default provisions of this Lease.

                                   SECTION 6

                       TAXES, ASSESSMENTS AND UTILITIES

         6.01 Tenant agrees to pay as additional rent for the Premises all taxes and assessments, general and special, all water rates and all other governmental impositions which may be levied on the Premises or any part thereof, or on any building or improvements at any time situated thereon, during or pertaining to the Term and any extensions thereof. All such taxes, assessments, water rates and other impositions will be paid by Tenant before they become delinquent. The property taxes and assessments for the first and last years of the Term or any extension thereof, will be prorated between Landlord and Tenant so that Tenant will be responsible for any such tax or assessment attributable to the period during which Tenant has possession of the Premises.

         The so-called "due-date" method of proration will be used, it being presumed that taxes and assessments are payable in advance. In the event that during the Term or any extension thereof (i) the real property taxes levied or assessed against the Premises are reduced or eliminated, whether the cause is a judicial determination of unconstitutionality, a change in the nature of the taxes imposed or otherwise, and (ii) there is levied, assessed or otherwise imposed on the Landlord, in substitution for all or part of the tax thus reduced or eliminated, a tax (the "Substitute Tax") which imposes a burden upon Landlord by reason of its ownership of the Premises, then to the extent of such burden the Substitute Tax will be deemed a real estate tax for purposes of this paragraph.

         6.02 Tenant agrees to pay all charges made against the Premises for gas, heat, electricity and all other utilities as and when due during the continuance of this Lease.

         6.03 In the event that payment of any or all of the foregoing taxes, assessments and utilities are to be made from an escrowed fund required to be established by Landlord as Mortgagor under the terms of any first mortgage on the Premises, then Landlord will so notify Tenant. Tenant will not be required to pay directly such taxes, assessments and utilities as are paid from the escrowed fund, but will instead, as additional rent, pay to Landlord on the first day of each month of the Term an amount equal to the amount required to be paid by Landlord under the terms of such first mortgage to the escrowed fund on account of such charges. If the actual taxes, assessments and utilities, when due, exceed the total amounts from time to time paid therefor by Tenant, then Tenant will pay on demand any deficiency to Landlord. If such payments by Tenant, over the Term, exceed the amount of taxes, assessments and utilities paid therefrom, such excess will be refunded by Landlord to Tenant at the expiration of the Term, or when such excess is refunded by the mortgagee to Landlord, whichever first occurs.

         6.04 Tenant also agrees to pay as additional rent for the Premises all dues and assessments levied against or in regard to the Premises by Rochester Hills Executive Park, a Michigan non-profit corporation until the termination of the Term and of any extended term of this Lease. Tenant will pay all such dues and assessments before they become delinquent. Such dues and assessments which relate to specific periods of time which periods include the Commencement Date and/or the termination date of this Lease or any extension thereof, will be prorated between Landlord and Tenant so that Tenant will be responsible for any such dues and assessments attributable to the period during which Tenant has possession of the Premises.

                                   SECTION 7

                                USE OF PREMISES

         7.01 The Premises during the continuance of this Lease may be used and occupied for*


only and for no other purpose without the prior written consent of Landlord. Tenant agrees that it will not use or permit any person to use the Premises or any part thereof for any use or purposes in violation of the laws of the United States, the laws, ordinances or other regulations of the State and municipality in which the Premises are located, or of any other lawful authorities,
- --------------------------------------------------------------------------------

*the uses set forth in the Declaration of Covenants & Restrictions dated
 December 23, 1992, recorded in Liber 13241, pp. 370-382, inclusive, Oakland County Records ("Declaration").

(a copy of which is attached hereto as Exhibit "C", to which Declaration this Lease is hereby expressly made subject). During the Term or any extended term, Tenant will keep the Premises and every part thereof and all buildings at any time situated thereon in a clean and wholesome condition and generally will comply with all applicable lawful health and police regulations. All signs and advertising displayed in and about the Premises will be such only as to advertise the business carried on upon the Premises and Landlord will control the location, character and size thereof. No signs will be displayed except as approved in writing by Landlord, and no awning will be installed or used on the exterior of the building unless approved in writing by Landlord.

                                   ALTERNATE
                                   SECTION 8

                                   INSURANCE
                              (TENANT TO OBTAIN)

         8.01 Tenant, at its sole expense, will obtain and maintain at all times until termination of this Lease and surrender of the Premises to Landlord, a primary policy of insurance covering the Premises and providing the insurance protection described in this Section 8.

         8.02 The liability coverage under the primary policy will name Landlord and Landlord's mortgagee as additional insured parties, and will provide comprehensive general public liability insurance including blanket contractual coverage against claims for or arising out of bodily injury, death or property damage, occurring in, on or about the Premises or property in, on or about the streets, sidewalks or properties adjacent to the Premises. The limits of coverage will be, initially, if dual limits are provided, not less than Two Million Dollars ($2,000,000.00) with respect to injury or death of a single person, not less than Two Million Dollars ($2,000,000.00) with respect to any one occurrence and not less than One Million Dollars ($1,000,000.00) with respect to any one occurrence of property damage, or, in the alternative, a single limit policy in the amount of Two Million Dollars ($2,000,000.00), and thereafter in such reasonably appropriate increased amounts as may be reasonably determined by Landlord or Landlord's mortgagee; provided, however, that the amount of coverage will not be increased more frequently than at one (1) year intervals. The policy will contain cross-liability endorsements.

         8.03  The primary policy will insure the Improvements, as defined in
Section 1.01 hereof (but not any personal property, fixtures or equipment of Tenant) for full replacement cost against loss by fire, with standard extended risk coverage, vandalism, malicious mischief, sprinkler leakage and all other risk perils. The named insureds will be Landlord and Landlord's mortgagee, only. The initial amount of this insurance will be Two Million Six Hundred Thousand and 00/100 Dollars ($2,600,000.00), subject to increases due to newly constructed tenant improvements within the Leased Premises, but such amounts shall be increased upon notice to Tenant on the recommendation or requirement of Landlord or Landlord's mortgagee, in order to reflect increases in the replacement cost of the Improvements.

         8.04 The primary policy also will provide loss of rents coverage sufficient, as reasonably determined by Landlord, to cover the net rental and all other charges which are the obligation of Tenant under this Lease for a 12-month period from the date of any loss or casualty.

         8.05 The insurance policy or policies to be provided by Tenant hereunder shall be issued by an insurance company or companies having an A.M. Best Company rating of not less than "A". Each policy procured by Tenant under this Section 8 must provide for at least thirty (30) days' written notice to Landlord of any cancellation. At Landlord's option, either certificates of insurance or the original policy or policies will be delivered by Tenant to Landlord prior to the effective date thereof, together with receipts evidencing payment of the premiums therefor. Tenant will deliver certificates of renewal for such policies to Landlord at Least thirty (30) days prior to the expiration dates thereof. The insurance provided by Tenant under this Section 8 may be in the form of a blanket insurance policy covering other properties as well as the Premises; provided, however, that any such policy or policies of blanket insurance (i) must specify therein.

or Tenant must furnish Landlord with a written statement from the insurers under such policy or policies specifying, the amount of the total insurance allocated to the Premises, which amounts will not be less than the amounts required by Subsections 8.02, 8.03 and 8.04 hereof, and (ii) such amounts so specified must be sufficient to prevent Landlord or Landlord's mortgagee from becoming, co-insurer within the terms of the applicable policy or policies, and provided further, however, that any such policy or policies of blanket insurance must, as to the Premises, otherwise comply as to endorsements and coverage with the other provisions of this Section 8.

         8.06 Except with respect to the insurance required by Subsection 8.02, neither Landlord nor Tenant may take out separate insurance concurrent in form or contributing in the event of loss with that required under this Section 8 unless Landlord and Tenant are included therein as the insured payable as provided in this Lease. Each party will notify the other immediately of the placing of any such separate insurance.

         8.07 If Tenant fails to provide all or any of the insurance required by this Section 8, or subsequently fails to maintain such insurance in accordance with the requirements of this Section, Landlord may (but will not be required to) procure or renew such insurance, and any amounts paid by Landlord for such insurance will be additional rental due and payable on or before the next Rent Day, together with late charges and interest as provided in Section 5.

         8.08 In the event of loss under any policy or policies provided by Tenant to Landlord under this Section 8, other than the liability policy required by Subsection 8.02, the insurance proceeds will be payable to Landlord or Landlord's mortgagee; thereafter, such proceeds, with the exception of the loss of rents insurance proceeds, will be used for the expense of repairing or rebuilding the Improvements which have been damaged or destroyed if Landlord and its mortgagee are satisfied that the amount of insurance proceeds are and will be at all times sufficient to pay for the completion of the repairs or rebuilding.

         8.09 If Landlord's mortgagee under any first mortgage on the Premises at any time requires, pursuant to the terms of the mortgage, that payment of insurance premiums be made from an escrowed fund, then Landlord will so notify Tenant. In such event, Tenant will not directly pay the insurance premiums, but instead will pay to Landlord, as additional rent, the amounts which landlord must pay into the escrowed fund on account of such premiums. If the actual premiums, when due, exceed the total payments from time to time made by Tenant under the previous sentence, then Tenant upon demand will pay any deficiency to Landlord. If the payments made by Tenant under this Subsection over the Term exceed the amount of premiums paid from such fund, Landlord will refund the excess to Tenant at the expiration of the Term, or at the time such excess is refunded by the mortgagee to Landlord, whichever occurs first.

                                  SECTION 9

                       DAMAGE BY FIRE OR OTHER CASUALTY

         9.01 It is understood and agreed that if the Premises are damaged or destroyed in whole or in part by fire or other casualty during the Term, the Landlord, if there are sufficient insurance proceeds, as supplemented, if necessary, by a deposit tendered by Tenant pursuant to Section 9.02 hereof, will repair and restore the same to good tenantable condition with reasonable dispatch. The rent and all other charges which are the obligation of Tenant under this Lease will abate, if and to the extent covered by loss of rents insurance proceeds, for the period the premises are untenantable.

         9.02 If Tenant has elected, under Alternate Section 8, to carry its own insurance, and the insurance proceeds therefrom are insufficient, in Landlord's judgment, to cover the cost of repairing and restoring the Premises to good tenantable condition, Tenant will deposit with Landlord or the mortgagee of any first mortgage on the Premises the amount by which such proceeds are insufficient and Landlord thereupon will proceed with such repairs and restoration; if Tenant fails to make such a deposit, Landlord will be under no obligation to make such repairs or undertake such restoration, or to use any portion of the insurance proceeds for such restoration and repair, but Tenant will not thereby be relieved of its obligations to repair and restore the Premises to good tenantable condition.

         9.03 Tenant will have the option, exercisable by written notice to Landlord upon restoration of the Premises, to extend the original Term of this Lease (or the extension of the Term during which the damage or destruction occurred, as the case may be) for a period equal to the period, if any, during which Tenant was deprived of the use of all or a significant portion of the Premises by reason of such damage or destruction. Tenant's option must be exercised within twenty (20) days following completion of the work of restoration and repair.

                                  SECTION 10

                                    REPAIRS

        10.1 Tenant agrees at its own expense to keep the Improvements, including all structural, electrical, mechanical and plumbing systems at all times in good appearance and repair except for reasonable and normal wear and tear. Tenant will also pay all other expenses in connection with the maintenance of the Premises including repair and upkeep of grounds, sidewalks, driveways and parking areas in a first-class condition.

        10.02 Notwithstanding any other provision of this Lease, from and after the date Tenant takes occupancy of the Premises any repairs, additions or alterations to the Improvements or any of its systems (e.g., plumbing, electrical, mechanical) structural or non-structural, which are required by any law, statute, ordinance, rule, regulation or governmental authority or insurance carrier, including, without limitation, OSHA, will be the obligation of Tenant.

        10.03 Landlord represents that the Premises, including the Building and Improvements, are in good operating condition and repair, and Landlord has received no written notice that the Building and Premises are not in compliance with all applicable laws and regulations. Tenant acknowledges that he has examined the Premises prior to the making of this Lease, that he knows the condition thereof, that no representations as to the condition or the state of repairs thereof have been made by Landlord or Landlord's agent which are not expressly set forth herein, and that Tenant hereby accepts the Premises in their present condition at the date of execution of this Lease.

                                  SECTION 1l

                   PAYMENT FOR SERVICES RENDERED BY LANDLORD

        11.01 If Landlord at any time: (i) does any work or performs any service in connection with the Premises, or (ii) supplies any materials to the Premises, and the cost of the services, work or materials is Tenant's responsibility under the provisions of this Lease, Landlord will invoice Tenant for the cost, payable within five (5) days after delivery of the invoice. This Section will apply to any such work, services or materials, whether furnished at Tenant's request or on its behalf and whether furnished or caused to be furnished by Landlord or its agents, employees or contractors. All amounts payable under this Section will be additional rental, and failure by Tenant to pay them when due will be a default under this Lease and further will result in the assessment of late charges and interest under Section 5.

                                  SECTION 12

                                  ALTERATIONS

        l2.01 The parties agree that Tenant will not make any alterations, additions, or improvements to the Premises without the written consent of Landlord and, if required by the terms of any mortgage on the Premises, the written consent of the mortgagee. All alterations, additions or improvements made by either of the parties hereto on the Premises will be the property of Landlord and will remain on and be surrendered with the Premises at the termination of this Lease, except that alterations, additions or improvements made by Tenant must be removed and the Premises restored by Tenant if so requested by Landlord. Landlord represents that there are currently 115 parking spaces which may be expanded to provide parking for 190 automobiles on the Premises.


                                  SECTION 13

                                     LIENS

        13.0l After the Commencement Date, Tenant will keep the Premises free of liens of any sort and will hold Landlord harmless from any liens which may be placed on the Premises except those attributable to the acts of Landlord.

                                  SECTION 14

                                EMINENT DOMAIN

        14.01 If seventy-five (75%) percent or more of the building's net rentable area is condemned or taken in any manner (including without limitation any conveyance in lieu thereof) for any public or quasi-public use, the Term of this Lease shall cease and terminate as of the date title is vested in the condemning authority. If less than seventy-five (75%) percent of the building's net rentable area is so condemned or taken, with the result that Tenant's business is significantly and adversely affected thereby, or if the points of ingress and egress to the public roadways as in existence on the date hereof are materially impaired to the point where the building is untenantable for Tenant's use as defined under Section 7.01, or if such a portion of the parking area is so condemned or taken that the number of parking spaces remaining are less than the number required by applicable zoning or other code for the building, then Tenant may terminate this Lease as of the date title is vested in the condemning authority by written notice to Landlord.

        14.02 If this Lease is not terminated following such a condemnation or taking, Landlord, as soon as reasonably practicable after such condemnation or taking and the determination and payment of Landlord's award on account thereof, shall expend as much as may be necessary of the net amount which is awarded to Landlord and released by Landlord's mortgagee, if any, in restoring, to the extent originally constructed by Landlord (consistent, however, with zoning laws and building codes then in existence), so much of the building as was originally constructed by Landlord to an architectural unit as nearly like its condition prior to such taking as shall be practicable. Should the net amount so awarded to Landlord be insufficient to cover the cost of restoring the building, in the reasonable estimate of Landlord, Landlord may, but shall have no obligation to, supply the amount of such insufficiency and restore the building to such an architectural unit, with all reasonable diligence, or Landlord may terminate this Lease by giving notice to Tenant not later than a reasonable time after Landlord has determined the estimated net amount which may be awarded to Landlord and the estimated cost of such restoration.

        14.03 If this Lease is not terminated pursuant to Section 14.01, the minimum net rental payable by Tenant shall be reduced in proportion to the reduction in net rentable area of the building by reason of the condemnation or taking. If this Lease is terminated pursuant to Section 14.01, the minimum net rental and other charges which are the obligation of Tenant hereunder shall be apportioned and prorated accordingly as of the date of termination.

         14.04 The whole of any award or compensation for any portion of the Premises taken, condemned or conveyed in lieu of taking or condemnation shall be solely the property of and payable to Landlord. Nothing herein contained shall be deemed to preclude Tenant from seeking, at its own cost and expenses, an award from the condemning authority for loss of its business, the value of any trade fixtures or other personal property of Tenant in the Premises or moving expenses, provided that the award for such claim or claims shall not be in diminution of the award made to Landlord.

                                  SECTION 15

                           ASSIGNMENT OR SUBLETTING

        15.0l Tenant agrees not to assign or in any manner transfer this Lease or any interest in this Lease without the previous written consent of Landlord, and not to sublet the Premises or any part of the Premises or allow anyone to use or to come in with, through or under it without like consent, which consent will not be withheld unreasonably. In no event may Tenant assign or otherwise transfer this Lease or any interest in this Lease at any time while in default thereunder. One such consent will not be deemed a consent to any subsequent assignment, subletting, occupation, or use by any other person. Tenant may, however, assign this Lease to a corporation with which it may merge or consolidate, to any parent or subsidiary of Tenant or subsidiary of Tenant's parent, or to a purchaser of substantially all of Tenant's assets if the assignee has assets and creditworthiness substantially equal to or greater than Tenant and if the assignee executes an agreement required by landlord assuming Tenant's obligations. The acceptance of rent from an assignee, subtenant or occupant will not constitute a release of Tenant from the further performance of the obligations of Tenant contained in this Lease. In the event of any assignment or sublease of all or any portion of the Premises where the rental or other consideration reserved in the sublease or by the assignment exceeds the rental or prorata portion of the rental, as the case may be, for such space reserved in this Lease. Tenant agrees to pay Landlord monthly, as additional rent, on the Rent Day, the excess of the rental or other consideration reserved in the sublease or assignment over the rental reserved in this Lease applicable to the subleased/assigned space. Tenant acknowledges that Landlord selected Tenant in part on the basis of Tenant's proposed use and occupation of the Premises, and agrees that Landlord may withhold consent to any proposed sublease or assignment if the subtenant's or assignee's business or proposed use of the Premises would be physically injurious to the Building or would detract from the reputation of the industrial park, if any, within which the premises are located.

                                  SECTION 16

                            INSPECTION OF PREMISES

        16.01 Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the Premises at all reasonable times during business hours for the purpose of inspecting the same.

                                  SECTION 17

                            FIXTURES AND EQUIPMENT

        17.01 All fixtures and equipment paid for by Landlord and all fixtures and equipment which may be paid for and placed on the Premises by Tenant from time to time but which are so incorporated and affixed to Improvements that their removal would involve damage or structural change to Improvements, will be and remain the property of Landlord.

        17.02 All furnishings, equipment and fixtures other than those specified in Section l7.0l, which are paid for and placed on the Premises by Tenant from time to time (other than those which are replacements for fixtures originally paid for by Landlord) will remain the property of Tenant.


                                  SECTION 19

                               NOTICE OR DEMANDS

        19.01 All bills, notices, statements, communications to or demands (collectively, "notices or demands") upon Landlord or Tenant desired or required to be given under any of the provisions hereof must be in writing. Any such notices or demands from Landlord to Tenant will be deemed to have been duly and sufficiently given if a copy thereof has been mailed by United States mail in an envelope properly stamped and addressed to Tenant at the address of the Premises or Tenant's registered office in the State in which the Premises are located at such time, or at such other address as Tenant may have last furnished in writing to the Landlord for such purpose, and any such notices or demands from Tenant to Landlord will be deemed to have been duly and sufficiently given if personally delivered to Landlord or mailed by United States mail in an envelope properly stamped and addressed to Landlord at the address last furnished by written notice from Landlord to Tenant. The effective date of such notice or demand will be deemed to be the time when personally delivered or mailed as herein provided.

                                  SECTION 20

                         BREACH; INSOLVENCY; RE-ENTRY

        20.01 If any rental payable by Tenant to Landlord remains unpaid for more than seven (7) days after written notice to Tenant of non-payment, or if Tenant violates or defaults in the performance of any of its obligations in this Lease and the violation or default continues for a period of thirty (30) days after written notice, or, for a non-monetary default, such longer period as needed if Tenant has in good faith initiated a cure within such thirty (30) day period and proceeds diligently to complete such cure, then Landlord may (but will not be required to) declare this Lease forfeited and the Term ended, or re-enter the Premises, or may exercise all other remedies available under Michigan law. Landlord will not be liable for damages to person or property by reason of any legitimate re-entry or forfeiture, and Landlord will be aided and assisted by Tenant, its agents, representatives and employees. Tenant, by the execution of this Lease, waives notice of re-entry by Landlord. In the event of re-entry by Landlord without declaration of forfeiture, the liability of Tenant for the rent provided herein will not be relinquished or extinguished for the balance of the Term, and any rentals prepaid may be retained by Landlord and applied against the costs of re-entry, or as liquidated damages, or both. Tenant will pay, in addition to the rentals and other sums agreed to be paid hereunder, reasonable attorneys' fees, costs and expenses in any suit or action instituted by or involving Landlord to enforce the provisions of, or the collection of the rentals due Landlord under this Lease, including any proceeding under the Federal Bankruptcy Code.

        If Tenant is adjudged bankrupt or insolvent, files or consents to the filing of a petition in bankruptcy under Federal or State law, applies for or consents to the appointment of a receiver for all or substantially all of its assets, makes a general assignment for the benefit of its creditors, fails generally to pay its debts as they become due, or does anything which, under the applicable provisions of the Federal Bankruptcy Code would permit a petition to be filed by or against Tenant, and such petition shall not have been dismissed or set aside within sixty (60) days after the filing thereof, then Tenant shall be in default under this Lease and, to the extent from time to time permitted by applicable law, including but not limited to the Federal Bankruptcy Code, Landlord shall be entitled to exercise all remedies set forth in the preceding paragraph of the Section 20. In a reorganization under Chapter 11 of the Federal Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within sixty (60) days from the filing of the proceeding, or he shall be deemed to have rejected and terminated this Lease. Tenant acknowledges that its selection to be the tenant hereunder was premised in material part on Landlord's determination of Tenant's creditworthiness and ability to perform the economic terms of this Lease, and Landlord's further determination that Tenant and the character of its occupancy and use of the Premises would be compatible with the nature of the Premises and other adjacent properties of Landlord. Therefore, if Tenant, as debtor, or its trustee elects to assume or assign this Lease, in addition to complying with all other requirements for assumption or assignment under the Federal Bankruptcy Code, then Tenant, as debtor, or its trustee or assignee, as the case may be, must also provide adequate assurance of future performance, including but not limited to a deposit, the amount of which shall be rasonably determined based on the duration of time remaining in the Term, the physical condition of the Premises at the time the proceeding was filed, and such damages as may be reasonably anticipated after reinstatement of the Lease, taking into account rental market conditions at the time of the reinstatement. In the event of an assignment, the Landlord must be reasonably assured that the financial condition of the assignee is sound, and that its use of the Premises will be compatible with the nature of the Premises and other adjacent properties of Landlord.

         In the event of declaration of forfeiture at or after the time of re-entry, Landlord shall use its reasonable efforts to relet the Premises or any portion(s) of the Premises for a term or terms and at a rent which may be less than or exceed the balance of the Term of and the rent reserved under this Lease. In such event Tenant will pay to Landlord as liquidated damages for Tenant's default any deficiency between the total rent reserved and the net amount, if any, of the rents collected on account of the lease or leases of the Premises which otherwise would have constituted the balance of the term of this Lease. In computing such liquidated damages, there will be added to the deficiency any expenses which Landlord may incur in connection with re-leasing, such as legal expenses, attorneys' fees, brokerage fees and expenses, advertising and for keeping the Premises in good order or for preparing the Premises for re-leasing. Any such liquidated damages will be paid in monthly installments by Tenant on the Rent Day and any suit brought to collect the deficiency for any month will not prejudice Landlord's right to collect the deficiency for any subsequent month by a similar proceeding. In lieu of the foregoing computation of liquidated damages, Landlord may elect, at its sole option, to receive liquidated damages in one payment equal to any deficiency between the total rent reserved hereunder and the fair and reasonable rental of the Premises, both discounted at ten (10%) percent per annum to present value at the time of declaration of forfeiture.

        Whether or not forfeiture has been declared, Landlord will not be obliged or be responsible in any way for failure to re-lease the Premises or, in the event that the Premises are re-leased, for failure to collect the rent under such re-leasing. The failure of Landlord to re-lease all or any part of the Premises will not release or affect Tenant's liability for rent or damages.

                                  SECTION 21
                     SURRENDER OF PREMISES ON TERMINATION

        21.01 At the expiration (or earlier termination) of the Term, Tenant will surrender the Premises broom clean and in as good condition and repair as they were at the time Tenant took possession, reasonable wear and tear excepted, and promptly upon surrender will deliver all keys and building security cards for the Premises to Landlord at the place then fixed for payment of rent. All costs and expenses incurred by Landlord in connection with repairing or restoring the Premises to the condition called for herein, together with the costs, if any, of removing from the Premises any property of Tenant left therein, together with liquidated damages in an amount equal to the amount of minimum net rental plus all other charges which would have been payable by Tenant under this Lease if the term of this Lease had been extended for the period of time reasonably required for Landlord to repair or restore the Premises to the condition called for herein, shall be invoiced to Tenant and shall be payable as additional rental within five (5) days after receipt of invoice.

                                  SECTION 22
              PERFORMANCE BY LANDLORD OF THE COVENANTS OF TENANT

        22.01 If Tenant fails to pay any sum of money, other than rental, required to be paid hereunder or fails to perform any act on its part to be performed hereunder, including without limitation the performance of all covenants pertaining to the condition and repair of the Premises pursuant to
Section 10, above, and such failure shall continue for a period of thirty (30) days (or a reasonable period of less than thirty (30) days when life, person or property is in jeopardy), or such longer period as needed if Tenant has in good faith initiated a cure within such thirty (30) day period, and is proceeding diligently to complete such cure, after notice thereof by Landlord, Landlord may (but shall not be required to), and without waiving or releasing Tenant from any of Tenant's obligations, make any such payment or perform any such other act. All sums so paid by Landlord and all necessary incidental costs, including without limitation the cost of repair, maintenance or restoration of the Premises if so performed by Landlord hereunder, shall be deemed additional rental and, together with interest thereon at the rate set forth in Section 5.02, from the date of payment by Landlord until the date of repayment by Tenant to Landlord, shall be payable to Landlord within five (5) days after receipt of invoice by Tenant. On default in such payment, Landlord shall have the same remedies as on default in payment of rent. The rights and remedies granted to Landlord under this Section 22 shall be in addition to, and not in lieu of all other remedies, if any, available to Landlord under this Lease or otherwise, and nothing herein contained shall be construed to limit such other remedies of Landlord with respect to any matters covered herein.


                                  SECTION 24

                                QUIET ENJOYMENT

        24.01 Landlord agrees that at all times when Tenant is not in default under the provisions and during the Term of this Lease, Tenant's quiet and peaceable enjoyment of the Premises will not be disturbed or interfered with by Landlord or any person claiming by, through, or under Landlord. Landlord represents it shall at all times provide its reasonable efforts to maintain adequate ingress and egress from the Premises to adjoining public roadways.


                                  SECTION 25

                                 HOLDING OVER

        25.01 If Tenant remains in possession of the Premises after the expiration of this Lease without executing a new lease, it will be deemed to be occupying the Premises as a tenant from month to month, subject to all the provisions of this Lease to the extent that they can be applicable to a month-to-month tenancy, except that the minimum net rental for each month will be one hundred fifty (150%) percent of the regular monthly installments of minimum net rental set forth in Section 4.01, above.


                                  SECTION 26

                        REMEDIES NOT EXCLUSIVE; WAIVER

        26.01 Each and every of the rights, remedies and benefits provided by this Lease are cumulative, and are not exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

        26.02 One or more waivers of any covenant or condition by Landlord will not be construed as a waiver of a further or subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.


                                  SECTION 27

                             WAIVER OF SUBROGATION

        27.01 Landlord and Tenant hereby waive any and all right of recovery against each other for any loss or damage caused by fire or any of the risks covered by standard fire and extended coverage, vandalism and malicious mischief insurance policies.

                                  SECTION 28

                            RIGHT TO SHOW PREMISES

        28.01 For a period commencing one-eighty (180) days prior to the termination of this Lease or any extension thereof, Landlord may show the Premises and may display about the Premises signs advertising the availability of the Premises.

                                  SECTION 30

                                INDEMNIFICATION

        30.01 Tenant at its expense will defend, indemnify and save Landlord, its licensees, servants, agents, employees and contractors, harmless from any loss, damage, claim of damage, liability or expense to or for any person or property, whether based on contract, tort, negligence or otherwise, arising directly or indirectly out of or in connection with the condition of the Premises, the use or misuse thereof by Tenant or any other person, the acts or omissions of Tenant, its licensees, servants, agents, employees or contractors, the failure of Tenant to comply with any provision of this Lease, or any event on the Premises, whatever the cause; provided, however, that nothing herein shall be construed to require Tenant to indemnify Landlord against Landlord's own acts, omissions or neglect. Subject to the provisions of Section 32 hereof, Landlord will indemnify Tenant, its business, servants, agents, employees and contractors for any loss, damage, claim of damage, liability or expense arising out of its representations, covenants or agreements contained in this Lease.

                                  SECTION 31

                          PREVENTING REMOTE VESTING

        31.01 Notwithstanding any other provisions of this Lease, if the Term of this Lease does not commence within three (3) years from the date hereof, this Lease will be deemed terminated three (3) years from the date hereof without necessity of any notice or act by Landlord or Tenant. It is the intention of this Section to prevent this Lease from becoming unenforceable by reason of any claim that it might violate the rule against perpetuities.

                                  SECTION 32

                 DEFINITION OF LANDLORD; LANDLORD'S LIABILITY

        32.01 The term "Landlord" as used in this Lease so far as covenants, agreements, stipulations or obligations on the part of the Landlord are concerned is limited to mean and include only the owner or owners of fee title (or of a ground leasehold interest) to the Premises at the time in question, and in the event of any transfer or transfers of the title to such fee the Landlord herein named (and in case of any subsequent transfers or conveyances the then grantor) will automatically be freed and relieved from and after the date of such transfer or conveyance of all personal liability for the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed.

        If Landlord fails to perform any provision of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant recovers a money judgment against Landlord, such judgment may be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of rents or other income from such property receivable by Landlord and Landlord shall not be personally liable for any deficiency.

                                  SECTION 33

                               ENTIRE AGREEMENT

        33.01 This Lease and the Exhibits attached hereto and forming a part hereof, set forth all of the covenants, agreements, stipulations, promises, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, agreements, stipulations, promises, conditions or understanding, either oral or written, between them other than herein set forth.

                                  SECTION 34

                                    GENERAL

        34.01 Many references in this Lease to persons, entities and items have been generalized for ease of reading. Therefore, references to a single person, entity or item will also mean more than one person, entity or thing whenever such usage is appropriate (for example "Tenant" may include, if appropriate, a group of persons acting as a single entity, or as tenants-in-common). Similarly, pronouns of any gender should be considered interchangeable with pronouns of other genders.

        34.02 All agreements and obligations of Tenant under this Lease are joint and several in nature. Any waiver or waivers by Landlord of any of the provisions of this Lease will not constitute a waiver of any later breach of that provision, and any consent or approval given by Landlord with respect to any act, neglect or default by Tenant will not waive or make unnecessary Landlord's consent or approval with respect to any later similar act, neglect or default by Tenant.

        34.03 Topical headings appearing in this Lease are for convenience only. They do not define, limit or construe the contents of any paragraphs or clauses.

        34.04 This Lease can be modified or amended only by a written agreement signed by Landlord and Tenant.

        34.05 All provisions of this Lease are and will be binding on the heirs, executors, administrators, personal representatives, successors and assigns of Landlord and Tenant.

        34.06 The laws of the State of Michigan will control in the construction and enforcement of this Lease.

        34.07 See Addendum attached hereto and made a part hereof for additional conditions.

        34.08 The parties agree to execute a Memorandum of Lease simultaneously with the execution hereof which Tenant, at its option and sole expense, may cause to be recorded.

        IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease as of the date set forth at the outset hereof.

  W1TNESSES:             LANDLORD:

                         FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P., a Delaware Limited Partnership

                         By: First Industrial Finance Corporation, its General
                             Partner

                         By: /s/
                             --------------------------------------------------

                         Its: Senior Regional Director
                              -------------------------------------------------


                         TENANT:

                         DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation

                         By: /s/ David Bovee
                             --------------------------------------------------

                         Its:  Vice President
                               ------------------------------------------------

ADDENDUM to that certain Lease dated March 16, 1995, by and between FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P., a Delaware Limited Partnership ("Landlord"), and DURA AUTOMOTIVE SYSTEM, INC., a Delaware corporation ("Tenant") covering the Premises of 2791 Research Drive, Rochester Hills, Michigan 48309.

- -------------------------------------------------------------------------------
                                  SECTION 35
             SUBORDINATION AND NONDISTURBANCE; NOTICES TO SUPERIOR
                      LESSORS AND MORTGAGEES; ATTORNMENT

        35.01 Subordination of Lease. This Lease, and all rights of Tenant hereunder are and shall be subject to subordinate to all ground leases of the premises now or hereafter existing and to all mortgages and trust deeds in the nature of a mortgage (both of which are hereafter referred to as "mortgages"), which may now or hereafter affect or encumber all or any portion of the Premises provided the mortgagee, lessor or trustee named in any such mortgages, trust deeds or leases agrees to recognize the lease of Tenant in the event of foreclosure if Tenant is not in default. This subordination and nondisturbance shall likewise apply to each and every advance made, or hereafter to be made under such mortgages; to all renewals, modifications, replacements and extensions of such ground leases and mortgages; and to "spreaders" and consolidations of such mortgages. This Section 35.01 shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination and nondisturbance, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such ground lease or the holder of any such mortgage (or their respective successors-in-interest), may reasonably request in order to evidence such subordination and nondisturbance. Tenant acknowledges that this Lease has been (and, in the future, may be) assigned by Landlord to a Superior Mortgagee as additional collateral security for the loans secured by the Superior Mortgage held by such Superior Mortgagee. Any ground lease to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Lease" and the lessor of a Superior Lease is hereinafter referred to as a "Superior Lessor", and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Lessor". Notwithstanding the foregoing, at Landlord's election, this Lease may be made senior to the lien of any Superior Mortgage, if the Superior Mortgagee thereunder so requests.

        35.02 Notice in the Event of Default. If any act or omission of Landlord or Agent would give Tenant the right to cancel or terminate this Lease, or to claim a partial or total eviction, tenant shall not exercise such right
(a) until it has given, by registered or certified mail, return receipt requested, written notice of such act or omission to Landlord and to each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant, and (b) until a thirty (30) day period for remedying such act or omission shall have elapsed following the giving of such notice; provided, however, that said thirty (30) day cure period may be extended in the event that the act or omission cannot, by its nature, be cured within thirty (30) days and one or more of Landlord, the Superior Mortgagee or the Superior Lessor is diligently proceeding to cure said default.

        35.03 Successor Landlord. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord hereunder, whether through possession or foreclosure action or delivery of a new ground lease or deed, or otherwise, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to, and recognize, each Successor Landlord as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to further evidence such attornment. Tenant hereby acknowledges that in the event that any Successor Landlord succeeds to Landlord's rights and interest under this Lease, then from and after the date on which the Successor Landlord acquires the Landlord's rights and interest under this Lease (the "Succession Date"), the rights and remedies available to Tenant under this Lease with respect to any obligations of any Successor Landlord shall be limited, at all times, to the equity interest of the Successor Landlord in the Premises; and the Successor Landlord shall not (a) be liable for any act, omission or default of any prior landlord under this Lease; (b) be required to make or complete any tenant improvements or capital improvements, or to repair, restore, rebuild or replace the Premises or any part thereof in the event of damage, casualty or condemnation provided that insurance or condemnation proceeds shall be used for restoration if restoration to the Premises is required hereunder; or (c) be required to pay any amounts to Tenant that are due and payable, under the express terms of this Lease, prior to the Succession Date. Additionally, from and after the Succession Date, Tenant's obligation to pay Rent (as provided in Section 4 hereof) shall not be subject to any abatement, deduction, set-off or counterclaim against the Successor Landlord that arises as a result of, or due to, a landlord default that occurs prior to the Succession Date. Moreover, nor Successor Landlord shall be bound by any advance payments of Rent made prior to the calendar month in which the Succession Date occurs, not by any security deposit that is nor actually delivered to, and received by, the Successor Landlord.

                                         Addendum - Dura Automotive System, Inc.
                                                                  March 16, 1995
                                                                        Page Two

                                  SECTION 36
                            ESTOPPEL CERTIFICATES

        36.01 Tenant shall, at any time and from time to time, as requested by Landlord, execute and deliver to Landlord (and to any existing or prospective mortgage lender, ground lessor, or purchaser designated by Landlord), within thirty (30) days after the request therefor, a statement: (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) certifying the dates to which the Base Rent has been paid; (iii) stating whether or not Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default; and (iv) stating whether or not any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event. Tenant also shall include in any such statements such other information concerning this Lease as Landlord or Agent may reasonably request including, but not limited to, the amount of Base Rent under this Lease, and whether Landlord has completed all (if any) improvements to the Premises required under this Lease. If Tenant fails to execute, acknowledge or deliver any such statement within thirty (30) days after request therefor, such failure shall constitute a default under this Lease.

                                  SECTION 37
                                 TOXIC WASTE

        37.01 Tenant shall not spill, introduce, discharge or bury any hazardous substance (*) in, on or under the Premises or any portion thereof, or permit the discharge thereof into the sanitary or storm sewer or water systems serving the Premises and/or the industrial park in which the Premises is located, or into any municipal or other governmental water system or storm and/or sanitary sewer system without first obtaining the written consent of Landlord (which may not be unreasonably withheld), and in any event without first obtaining the license, permit or other approval of all governmental agencies having jurisdiction thereover. In any event, Tenant shall employ all safeguards and procedures necessary or appropriate to protect such systems from contamination. Tenant shall be solely responsible, at its expense, for the control and proper handling of any hazardous substances used or stored on the Premises in connection with Tenant's business conducted therein. Tenant shall undertake, at its expense, any necessary and/or appropriate clean-up process in connection with any breach of the foregoing covenant and without limiting Tenant's other indemnity or insurance obligations under this Lease, except for Landlord's (its licensees, servants, agents, employees and contractors) own acts, omissions, or neglect. Tenant shall indemnify and hold harmless Landlord from and against all liability arising from any incident or occurrence on or about the Premises or the industrial park in which the Premises are located attributable to Tenant and pertaining to hazardous substances. The obligation of Tenant under this Section 37 including expressly but without limitation the foregoing indemnity, shall survive the expiration or earlier termination of this Lease, for two years, anything to the contrary contained herein notwithstanding. Landlord represents to the best of its knowledge that there are no hazardous substances in, on or under the Premises, or any portion thereof. Except for Tenant's (its licensees, servants, agents, employees, and contractors) own acts, omissions, or neglect, Landlord shall indemnify and hold harmless Tenant from and against all liability arising from any incident or occurrence on or about the Premises or the industrial park in which the Premises are located pertaining to hazardous substances.

        Prior to commencement of the Lease, Landlord will obtain at its expense an inspection by an approved testing agency, and a copy of the written result provided to Tenant. Upon the expiration of the Lease, Tenant shall obtain at its expense a visual inspection of the demised premises by an approved testing agency which shall consist of a visual inspection of a Level I Environmental Survey and shall result in a written certification by said agency that said Premises of free of any visual evidence of contamination by hazardous materials and recommending that no further and/or more in depth investigation be conducted.

(*) For purposes of this Section, "hazardous substances" shall mean as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder, as well as other federal and state environmental laws.

        37.02 Exhibit "D" attached hereto and made a part hereof has been completed by Tenant.

                                         Addendum - Dura Automotive System, Inc.
                                                                  March 16, 1995
                                                                      Page Three

                                  SECTION 38
                             OPTION TO EXTEND TERM

     38.01 Grant of Options. Tenant shall have the right and option to extend the Term of this Lease for two (2) additional periods of five (5) years each (hereinafter and from time to time referred to as the "Extension Period") at the rental rate and upon the other terms and conditions set forth herein. Tenant shall not be entitled to so extend the Term of this Lease if during the year immediately proceeding the date for exercise of the option in question, Tenant shall have been in default under the Lease beyond any cure period for any prior consecutive period of two (2) months or any prior non-consecutive period totaling four (4) months.

     38.02 Exercise of Options. The options to extend the Term granted herein shall be exercised by a written notice to Landlord given not more than two hundred forty (240) days and not less than one hundred eighty (180) days prior to the expiration of the original Term of this Lease or the first extension period, as the case may be. In the event that Tenant does not notify Landlord of its intent to do so during this period, this Option to Extend shall immediately expire and be of no further force and effect.

     38.03 Adjusted Minimal Net Rental. Tenant's possession of the Premises during the Extension Periods shall be under and subject to all the terms, covenants and conditions set forth in this Lease, with the exception that the minimal Base Net Rental under Section 4 for each Extension Period shall be at the Fair Market Value. In the event Landlord and Tenant are unable to agree upon the Fair Market Value, they shall mutually pick an independent third party who must have at least five (5) years experience as an MAI appraiser of sizeable commercial properties. But in no event will rent be less than $5.75 NNN per square foot.

     38.04 Option to Terminate Lease Agreement. Landlord grants to Tenant the right and option to terminate this Lease Agreement at the end of the 84th month by providing to Landlord notice no later than the 78th month of this Lease Agreement while simultaneously paying to Landlord the cost of all unamortized Tenant Improvements and commissions pursuant to Section 4.03 which amounts shall be annexed to the Lease in a subsequent Lease Addendum. In the event Tenant fails to exercise its Option to Terminate Lease Agreement under this paragraph, its rights to terminate shall immediately expire and be of no further force and effect.

     38.05 Limited to Tenant. This Option to Extend is personal to Dura and affiliates and may not be exercised by any assignee or sublessee of Dura and its affiliates.

                                  LANDLORD:

                                  FIRST INDUSTRIAL FINANCING
                                  PARTNERSHIP, L.P., a Delaware Limited
                                  Partnership

                                  By: First Industrial Finance Corporation, its General Partner

                                  By:  /S/
                                       ----------------------------------------
                                  Its: Senior Regional Director
                                       ----------------------------------------

                                  TENANT:

                                  DURA AUTOMOTIVE SYSTEM, INC., a
                                  Delaware corporation

                                  By:  /S/ David Bovee
                                       ----------------------------------------
                                  Its: Vice President
                                       ----------------------------------------

EXHIBIT "A" to that certain Lease dated March 6, 1995, by and between FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P., a Delaware Limited Partnership ("Landlord"), and DURA AUTOMOTIVE SYSTEM, INC., a Delaware corporation ("Tenant") covering the Premises of 2791 Research Drive, Rochester Hills, Michigan 48309.

- --------------------------------------------------------------------------------

Legal Description:
- ------------------

Land in the City of Rochester Hills, Oakland County, Michigan more particularly described as follows:

Sidwell #15-29-302-004

A parcel of land containing the south 35.00 feet of Lot 23, and all of Lots 24, 25 and 26, Rochester Hills Executive Park, part of the southwest 1/4 of Section 29 and the Southeast 1/4 of Section 30, T.3N., R.llE., City of Rochester Hills, Oakland County, Michigan, according to the Plat thereof recorded in Liber 199 of Plats, pages 26, 27, 28, 29, and 30 Oakland County Records.

                                                                     EXHIBIT "B"


EXHIBIT "B" to that certain Lease dated March 8, 1995, by and between FIRST INDUSTRIAL FINANCING PARTNERSHIP, L.P., a Delaware Limited Partnership ("Landlord"), and DURA AUTOMOTIVE SYSTEM, INC., a Delaware corporation ("Tenant") covering the Premises of 2791 Research Drive, Rochester Hills, Michigan 48309.

- -------------------------------------------------------------------------------

Construction plans and specifications shall be mutually agreed to by the parties.

Tenant agrees to accept the Leased Premises in an "as-is" condition on the Commencement Date.

The cost of all reasonable Tenant Improvements for the Leased Premises shall be added to the minimum Base Rent as defined in Section 4 of the Lease Agreement and amortized over the Term of the Lease with interest at the rate of twelve (12%) percent per annum.

Landlord and Tenant agree that as soon as possible after the Commencement Date to execute an Addendum to this Lease setting forth the revised minimum Base Rent.

                        ROCHESTER HILLS EXECUTIVE PARK
                   DECLARATION OF COVENANTS AND RESTRICTIONS


        This Declaration of Covenants and Restrictions is made this 23 day of December, 1992 by Rochester Hills Executive Park, a Michigan joint venture having an office at 850 Stephenson Highway, Suite 600, Troy, Michigan 48083.

        WHEREAS, Rochester Hills Executive Park, a Michigan joint venture, is the owner of the real property described in attached Exhibit A (the "Land") and,

        WHEREAS, it is the intention of Rochester Hills Executive Park to develop the Land as an industrial park known as Rochester Hills Executive Park (the "Park"), containing industrial facilities of harmonious structural and architectural design and suitable landscaping, and to adopt a general plan of improvement for the benefit of all of the Land and the future owners thereof as hereinafter set forth.

        NOW, TREREFORE, it is hereby declared (subject to the provisions of Section F below) that the Land is held and shall be held, conveyed, encumbered, leased, rented, used, occupied and improved subject to the following conditions, restrictions and covenants in furtherance of a plan for the division, improvement and sale of the Land, which are established for the purpose of enhancing the value, desirability and attractiveness of the Land. The conditions, restrictions and covenants herein contained are hereby expressly made an essential part of this instrument and shall be and remain in full force and effect in respect to the said premises and the parties herein designated, their and each of their successors, heirs and assigns until the expiration thereof as hereinafter stated.

        All of the conditions, covenants and restrictions shall run with the Land and shall be binding on all parties having or acquiring any right, title or interest in the Land, or any part hereof. They shall be for the benefit of each owner of any portion of the Land or any interest therein and shall inure to the benefit of and be binding upon each successor in interest of the owners thereof.

A.      Definitions.

        1. The "Developer" shall mean:

           (a) Rochester Hills Executive Park, a Michigan joint venture, its successors and assigns;

           (b) Any partnership, joint venture, corporation, association or trust controlled by Rochester Hills Executive Park, a Michigan joint venture, or by which Rochester Hills Executive Park has been acquired, provided it has been granted of record by Rochester Hills Exeoutive Park the exclusive right to act hereunder;

           (c) Any association, organized by a majority of owners of record of the Land for the purpose of maintaining and enforcing the restrictions as set forth in Section B herein and provided Rochester Hills Executive Park or its successor has granted to said association the exclusive right to act hereunder;

        2. "Site" means an area of the Land in the same ownership or subject to the same leasehold interest;

        3. "Site Area" shall be the square footage of the Land in the same ownership which shall include easements, rights of way and property thereafter taken for streets or railroads whether by condemnation or dedication.

B.      Restrictions.

        1. All structures and improvements constructed or erected on a Site shall comply with applicable ordinances, rules, regulations and codes. Moreover, no structure or any portion thereof shall be constructed on any Site within fifty (50) feet of any street in existence at the time of construction, or within fifteen (15) feet of its side lot lines and twenty (20) feet of its rear lot lines, nor shall more than fifty percent (50%) of any Site be covered by structures. No parking surfaces shall be constructed within the front set back area.

        2. Exterior walls of buildings shall be constructed of durable permanent materials, tastefully handled (face brick, treated concrete or other architectural exterior surfaces or approved equal material). All exposed masonry surfaces except brick and stone must be painted.

        3. No building having barrel-type or arch-type roof construction shall be built on any Site.

        4. All set back areas from streets other than paved driveways and paved walks, must be in lawns and landscaping and be irrigated via underground sprinkler systems. All landscaped areas must be maintained in a park-like manner. All landscaping and irrigation plans must be approved by the Developer and implemented within one (1) year after approval.

        5. Overhead electric power lines are located on rear property lines. Overhead electric service entrances shall be located at the rear of the structure. If electric service entrances are forward of the rear building wall, electric service entrances shall be underground. All other overhead utility services shall comply with the electric service entrance standards.

        6. All vertical roof projections over eighteen (18) inches in height must be set back a minimum of twenty (20) feet from the face of the exterior walls; in no event may such projections, for equipment or otherwise, exceed five (5) feet in height on any office roof.

        7. All parking and truck maneuvering areas shall be surfaced with bituminous concrete, asphalt or approved comparable all-weather dustless material.

        8. Outside storage shall comply with applicable ordinances, rules, regulations and codes and, in any event, shall be permitted on the rear lot areas only, and all such storage shall be properly fenced and screened with approved material to a minimum height of six (6) feet and a maximum height of ten (10) feet. Under no circumstance may materials or equipment in excess of ten (10) feet in height be stored outdoors.

        9. Signs must be for identification only, must be located on the exterior building walls and cannot project above the roofline. They may not exceed a height of four (4) feet and a total area of forty
            (40) square feet. All lettering is to be open and of metallic material. Only individual (i.e., unconnected) letters may be used on signs. Flashing signs and ground signs are not permitted. All exterior signs must be approved by the Developer.

        10. The exterior of all structures and all walks, driveways, lawns and landscaping on each Site shall be maintained in good order, repair and condition and all exterior painted surfaces shall be maintained in first-class condition and shall be repainted at least once in every four (4) years.

        ll. All provisions of the zoning codes and ordinances in effect at the time of conveyance shall be maintained and owners of Sites shall not petition for variation or other relief with respect to such zoning codes and ordinances without prior written approval of the Developer.

        12. No open loading dock or truck loading doors shall be erected on the sides of buildings fronting on any street.

        13. Uses for Sites shall be restricted to manufacturing, assembly, processing, storage, wholesale, office, laboratory, professional research and development activities; there shall be no junk or salvage yard or rendering plant, or such other use which will be offensive to the neighborhood by reason of odor, fumes, dust, smoke, noise, or pollution, or such use as would be hazardous by reason of danger of fire, explosion or contamination. Uses for retail purposes shall be limited to sales of goods and services reasonably required for the convenience of occupants of the Land, such as restaurants, drug stores, barber and beauty shops, shoe repair shops, cleaners, post offices, banks, department and hardware stores; no retail or wholesale use shall be undertaken unless and until same shall have been approved in the manner hereinafter provided (See Section C below).

        14. No buildings, structures or exterior signs shall be erected, altered, or added to or improved in any fashion on any Site on the Land until the building plans and specifications, landscaping plan, and site plan showing the location of such building or addition or improvement or alteration have been approved by the Developer in writing as to architectural design and to conformity and harmony of external design to existing structures, and as to location of the building with respect to topography and finished ground elevation, and in conformance with all other restrictions of record, as aforesaid. All blueprints, specifications, and plans submitted under this provision shall be retained by the Developer.

        15. There exists within the Land a certain storm drainage retention basin (the "Basin"), which Basin is more particularly described in attached Exhibit B. The Basin shall be used for the sole purpose of the retention of surface water until such time as the City of Rochester Hills (the "City") may determine and signify by written notice to the Developer and its successors and assigns, if any, that it is no longer necessary to utilize the Basin for the retention of surface water. In no event shall the Basin be utilized for any purpose other than the retention of surface water without the prior written agreement of the Developer and the City. Notwithstanding the foregoing, the Developer may use water from the Basin for purposes of irrigation. The discharge of sewage or industrial waste of any kind into the Basin is prohibited.

        16. Accumulations of snow and ice on parking lots and drives must be removed by shovel, plow or salt. Only the minimum amount of salt necessary for the removal of snow and ice may be used.

        17. Trees bordering the Basin shall not be removed so long as such trees do not materially interfere with the intended use of a Site.

        18. No owner(s) of a Site shall spill, leak, introduce, discharge or release any hazardous substance as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq. ("CERCLA"), or any pollutant or contaminant of any kind in, on or under the Land or any portion thereof, or to the air or permit the discharge thereof into the sanitary or storm sewer or water systems serving the Land and/or a Site or into any municipal or other governmental water system or storm and/or sanitary sewer system without complying with all applicable federal, state and local laws and regulations, and without first obtaining any necessary license, permit or other approval of all governmental agencies having jurisdiction thereover. No owner(s) of a Site shall store or treat any hazardous waste, oil or polluting materials on or under the Land or a Site without complying with all federal, state and local laws and ordinances, and without first obtaining all necessary licenses and permits.

            All safeguards and procedures necessary or appropriate to protect such systems from contamination shall be employed by the owner(s) of each Site. A copy of any violation, permit, approval or license issued by any federal, state or local government pursuant to any storage, discharge or treatment of any such pollutant or contaminant or violation of any such law or regulation shall be ll9C?19441 375

        provided by the owner(s) of each Site to the Developer promptly upon receipt thereof. Notwithstanding anything contained herein to the contrary, it shall be the sole responsibility of the owner(s) of any particular Site to obtain (and thereafter achieve and maintain compliance therewith) all necessary permits, licenses and authorizations as may be required by applicable laws, regulations, rules and ordinances; nothing contained herein shall be deemed to impose such obligations upon the Developer. The owner(s) of any particular Site shall be solely responsible, at its/their cost and expense, for the control and proper handling of any toxic chemicals or other substances used or stored on such Site and each such owner shall undertake, at its sole cost and expense, any necessary and/or appropriate clean-up process in connection with the foregoing covenant, and shall indemnify and hold the Developer harmless from and against all liability, whether direct, indirect, consequential or otherwise, arising from any incident or occurrence on or about the Site or the Land, attributable in whole or in part to such owner, whether such owner has obtained any approval, license or permit issued by any governmental authority having jurisdiction thereof and pertaining to any hazardous substance as defined in CERCLA or any relevant state or local rule, regulation or ordinance. The obligation of a Site owner under this Paragraph 18, including without limitation, the foregoing indemnity, shall survive the expiration or earlier termination of this Declaration of Covenants and Restrictions, anything to the contrary contained herein notwithstanding.

C. Approvals, Variances and Waivers.

   1. The Developer shall have the exclusive right to grant approvals required by these restrictions and to waive or vary restrictions in particular respects whenever in its opinion and sole discretion such waiver or variance will not be detrimental to the Land.

   2. All persons having an interest in any Site may rely upon the approval signed by the Developer purporting to grant an approval or to waive or vary restrictions in particular respects.

   3. If building plans, specifications and plot plan have been submitted to the Developer for approval, and no written notice of disapproval has been given by the

        Developer within sixty (60) days thereafter, all construction other than exterior signs, driveways, parking areas, grading, landscaping, fences and screens completed for more than three (3) months shall be deemed approved unless prior to the expiration of such period a suit for enforcement of the restrictions contained herein has been commenced and notice thereof duly recorded.

D. Owner's Association.

   1. In accordance with the terms of a certain Agreement for Maintenance of Retention Basin dated August 10, 1984 and recorded in Liber 8845, Page 460 in the Office of the Oakland County Register of Deeds, the Developer intends (and hereby reserves the right) to (i) establish a Drainage District which shall utilize the Basin (the size and location of such Drainage District being subject to the approval of the City) and (ii) incorporate a Michigan nonprofit membership corporation to serve as the Owner's Association (the "Association") for the purpose of (i) maintaining the Basin in accordance with the terms of the Agreement and this Declaration of Covenants and Restrictions and (ii) maintaining, repairing and replacing the landscaping within the Park (the "Landscaping") and the entranceways to the Park (the "Entranceways").

   2. The members of the Association shall consist of the owners of Sites within the Park. The Association shall be subject to such provisions as may be established by the Bylaws or Articles of Incorporation of the Association, which the Developer reserves the right to prepare and to amend or modify.

   3. The Association shall have the right to make reasonable rules and regulations relating to the maintenance of the Basin and the maintenance, repair and replacement of the Landscaping and the Entranceways. All persons and/or entities having an ownership or leasehold interest in a Site shall abide by and observe such rules and regulations.

E. Enforcement

   1. All of the provisions herein contained shall run with the Land and shall be specifically enforceable.

   2. So long as there is a Developer, as defined above, it shall have the exclusive right to enforce the provisions hereof without liability for failure to do so, except that each owner of record of any portion of the Land shall have the right to enforce the provisions hereof then applicable to any Site if the Developer shall fail to do so within thirty (30) days after written request from any such owner and providing said the Developer has not waived such provisions complained of prior thereto.

   3. If there ceases to be a Developer, or if there is for any reason no "Developer" as defined herein, each owner of record of any portion of the Land shall have the right to enforce the restrictions then applicable to any site without liability providing said restrictions have not been waived prior thereto.

   4. A person having an interest in any Site who violates the restrictions set forth in Section B above shall indemnify and hold harmless the Developer, other persons having an interest in a Site and their respective successors and assigns from any claims, costs, causes of action, damages, judgments, obligations or expenses, including reasonable attorneys' fees, arising out of any damage to property or harm to any person incurred in connection with or as a result of such person's negligence or any act or omission arising from the exercise of the restrictions set forth above. The terms and provisions of this paragraph shall survive the termination of this Declaration of Covenants and Restrictions.

F. Limitations

   The provisions of this Declaration of Covenants and Restrictions shall run with the and bind the Land until December 31, 2020, whereupon they shall be extended automatically for successive periods of ten (10) years.

   IN WITNESS WHEREOF, the undersigned have executed this Declaration of Covenants and Restrictions as of the date first written above.

WITNESSES:                                     ROCHESTER HILLS EXECUTIVE PARK,
                                               a Michigan joint venture

                                               BY:  RHEP LIMITED PARTNERSHIP, a
                                                    Michigan limited partnership
                                               Its: Joint Venturer

                                                    By:  Damone/Andrew
                                                         Investment Co., Inc.
                                                    Its: General Partner

/s/ James E. White                                  By:  /s/ Michael G. Damone
- ---------------------                                    ----------------------
    James E. White                                       Michael G. Damone
                                                    Its: President

/s/ Sherri L. Szep
- ---------------------
    Sherri L. Szep
                                                    And
/s/ James E. White                                  By:  /s/ Daniel R. Andrew
- ---------------------                                    ----------------------
    James E. White                                       Daniel R. Andrew
                                                    Its: General Partner

/s/ Sherri L. Szep
- ---------------------
    Sherri L. Szep

                                                    And
/s/ James E. White                                  By:  /s/ Michael G. Damone
- ---------------------                                    ----------------------
    James E. White                                       Michael G. Damone
                                                    Its: General Partner

/s/ Sherri L. Szep
- ---------------------
    Sherri L. Szep

STATE OF MICHIGAN)
                 ) ss.
COUNTY OF OAKLAND)

          The foregoing instrument was acknowledged before me this 22nd day of December, 1992 by Michael G. Damone, the President of Damone/Andrew Investment Co., Inc., a general partner of RHEP Limited Partnership, a Michigan limited partnership, one of the joint venturers of Rochester Hills Executive Park, a Michigan joint venture, on behalf of such joint venture.

                                          /s/ Ruth M. Manz
                                          ------------------------------------
                                          Notary Public, Macomb County,
                                          Michigan
                                          My Commission Expires: July 16, 1994
                                          Acting in Oakland County, MI

                                                               LIBER 13241 379
STATE OF MICHIGAN  )
                   ) ss.
COUNTY OF OAKLAND  )

          The foregoing instrument was acknowledged before me this 22nd day of December, 1992 by Daniel R. Andrew, a general partner of RHEP Limited Partnership, a Michigan limited partnership, one of the joint venturers of Rochester Hills Executive Park, a Michigan joint venture, on behalf of such joint venture.



                                       /s/ Ruth M. Manz
                                       ------------------------------
       [SEAL]                          Notary Public, Macomb County,
                                       Michigan

                                       My Commission Expires: July 16, 1994
                                       Acting in Oakland County, MI

STATE OF MICHIGAN  )
                   ) ss.
COUNTY OF OAKLAND  )

          The foregoing instrument was acknowledged before me this 22nd day of December, 1992 by Michael G. Damone, a general partner of RHEP Limited Partnership, a Michigan limited partnership, one of the joint venturers of Rochester Hills Executive Park, a Michigan joint venture, on behalf of such joint venture.



                                       /s/ Ruth M. Manz
                                       ------------------------------
       [SEAL]                          Notary Public, Macomb County,
                                       Michigan

                                       My Commission Expires: July 16, 1994
                                       Acting in Oakland County, MI

                                                   LIBER 13241 380
DRAFTED BY AND WHEN
RECORDED, RETURN TO:

Michael A. Lesha, Esq.
Dykema Gossett
35th Floor - 400 Renaissance Center
Detroit, Michigan 48243

                          EXHIBIT A - LEGAL FOR LAND


     Lots 1 through 37, inclusive, and one private park of Rochester Hills Executive Park, a part of the S.W. 1/4 of Section 29, and a part of the S.E. 1/4 of Section 30, T.3N., R.11E., City of Rochester Hills, Oakland County, Michigan, as recorded in Liber 199, Pages 26 through 30, inclusive, Oakland County Records.


Lot 1  15-30-476-017
Lot 2\
Lot 3  15-30-476-016
Lot 4/
Lot 5  15-30-476-015
Lot 6  15-30-476-015 & 014
Lot 7  15-30-476-014 & 020
Lot 8  15-30-476-020
Lot 9  15-30-476-020 & 019
Lot 10 15-30-476-019
Lot 11 15-30-476-019 & 018
Lot 12 15-30-476-018 & 008
Lot l3 15-30-476-008
Lot 14 15-30-402-001
Lot 15 15-30-402-001
Lot 16 15-30-402-001 & 002
Lot 17 15-30-402-003 & 002
Lot 18 15-30-402-003 & 15-29-302-001
Lot 19 15-30-402-003 & 15-29-302-001
Lot 20 15-29-302-001 & 15-29-302-002
Lot 21 l5-29-302-002
Lot 22 15-29-302-002 & 003
Lot 23 15-29-302-003 & 004
Lot 24 15-29-302-004
Lot 25 15-29-302-004
Lot 26 15-29-302-004
Lot 27 15-29-352-005
Lot 28 lS-29-352-005 & 004
Lot 29 15-29-352-003
Lot 30 15-29-352-002
Lot 31 15-29-352-001
Lot 32 15-30-477-001
Lot 33 15-30-477-002
Lot 34 15-30-477-003
Lot 35 15-30-477-004
Lot 36 15-30-477-005
Lot 37 15-30-477-007

                          EXHIBIT B - LEGAL FOR BASIN


One private park within Rochester Hills Executive Park, a part of the S.W. 1/4 of Section 29, and a part of the S.E. 1/4 of Section 30, T.3N., R11E., City of Rochester Hills, Oakland County, Michigan, as recorded in Liber 199, Pages 26 through 30, inclusive, Oakland County Records.


15-30-477-006 Executive Watershed Park

                                  EXHIBIT "D"
                                  -----------

          HAZARDOUS WASTES
          ----------------

Building Size: 64199 Sq. Ft.    Address: 2791 Research Drive Rochester Hills, MI

Tenant: Dura Automotive Systems  Contact: Pete Garzoni/Tony Galat

     Phone: 810-362-8300                Fax: 810-362-8377

- --------------------------------------------------------------------------------

Please answer the following key questions so the landlord can evaluate the potential toxic hazard presented by the proposed tenant's occupancy:

1. What will the tenant do in the building? "Research" and/or "assembly" are not adequate responses as both may involve processes and/or material usage which are potentially hazardous even in small quantities.

     Engineering Design Development & Testing of components.
    ----------------------------------------------------------------------------
     Low volume of prototype product assembly (Mechanical Controls) Low volume
    ----------------------------------------------------------------------------
     machining ferrous and non-ferrous, materials, grinding and welding
    ----------------------------------------------------------------------------

2.  Assuming the tenant has a process of some type, is it wet or dry?

     Dry/Wet - very low volume
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

3.  What are the materials used in the process?

     Steel, paper and plastic/rubber, cardboard & wood
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    What waste product is generated?

     Steel and paper/plastic rubber, cardboard & wood
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

4. How will the materials/waste be stored, for how long, and what is the method of disposal?

     Steel is scrapped through local dealer. Paper goes to sanitation service.
    ----------------------------------------------------------------------------
     Cardboard, wood, plastic/rubber Disposal method is through the Oakland
    ----------------------------------------------------------------------------
     County Recycling Center.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

5.  Does the tenant intend to install any tanks, clarifiers, sumps, etc?

     Yes, install venting for welding and grinding operations -
    ----------------------------------------------------------------------------
     low volume
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

6. Does the tenant require that drains be installed in the floor of the building? If so, what materials will be discharged into the sanitary and/or storm sewer?

     None Req'd
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------